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Exhibit 10.17

BUSINESS LOAN AGREEMENT

Principal:	$750,000
Loan Date:	September 15, 2005
Maturity:	March 31, 2006
Borrower:	Deja Foods, Inc. 16501 Ventura Blvd., Ste. 608 Ventura, CA 91436
Lender:	Neptune Company Asset Holdings, LLC P. O. Box 27170 Scottsdale, AZ 85255

        THIS BUSINESS LOAN AGREEMENT, dated September 15, 2005, is made and executed between Borrower and Lender on the terms and conditions contained herein. All capitalized terms not otherwise defined above are as defined in Section 18 hereof or as defined elsewhere herein

        WHEREAS, Borrower has requested that Lender provide for, among other things, a secured credit facility in an aggregate amount of $750,000 in favor of Borrower.

        WHEREAS, Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (a) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (b) the Loan shall be and remain subject to the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower and Lenders agree as follows:

Section 1.    LOAN.

        Lender agrees to make the Advance to Borrower upon the terms and subject to the conditions hereof. Subject to the fulfillment to Lender's satisfaction of all of the conditions precedent set forth in Section 6, Lender shall make the Advance on September 15, 2005.

Section 2.    NOTE.

        The Loan made to Borrower hereunder shall be evidenced by the Note attached hereto as Exhibit A and incorporated by reference herein. Borrowers shall execute and deliver the Note, payable to the order of Lender, and dated as of the date hereof. The outstanding principal balance of the Loan in the amount of $750,000 shall be payable in accordance with the payment schedule provided in the Note.

Section 3.    INTEREST.

        Interest shall be payable at a rate of 12.0% per annum. Interest shall be payable in arrears on each applicable payment date in accordance with the payment schedule provided in the Note. So long as an Event of Default shall have occurred and be continuing (after, as well as before judgment), Borrower shall pay an additional 5.0% per annum in interest, to the extent permitted by applicable law, on any then unpaid amount of the Loan at a rate per annum for until such time as the Event of Default is cured or no longer ceases to exist.

Section 4.    PREPAYMENT.

        Borrower shall have the right at its option at any time and from time to time to prepay the Loan, without penalty or premium, in whole or in part, as further provided in the Note.

Section 5.    TERM.

        This Agreement shall be effective as of September 15, 2005, and shall continue in full force and effect until such time as the Loan has been paid in full, including principal, interest, costs, expenses, including reasonable attorneys' fees up to the amount set forth in the Fee Letter, and other fees and charges, but no later than March 31, 2006 unless the parties agree in writing to extend the term of this Agreement.

Section 6.    CONDITIONS TO ADVANCE.

        Lender's obligation to make the Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

  (a)
  Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) Guaranty; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

  (b)
  Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, legal opinions, documents and instruments as Lender or its counsel, may require.

  (c)
  Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in the Fee Letter Agreement and further provided in this Agreement.

  (d)
  Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

  (e)
  No Event of Default. There shall not exist at the time of the Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

  (f)
  Post Closing Matters. Within (i) one (1) week after the Effective Date, the Borrower shall deliver to Lender a legal opinion of counsel to Borrower, in form and substance reasonably satisfactory to Lender that is customary for loans of this type and (ii) Borrower shall use good faith efforts to deliver the stock certificates of David Fox representing all of his issued capital stock of Borrower within one (1) week from the date hereof but in no event later than two (2) weeks from the date hereof.

Section 7.    REPRESENTATIONS AND WARRANTIES.

        Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

  (a)
  Organization. Borrower is a Corporation which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Nevada. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 16501 Ventura Blvd., Ste. 608, Ventura, CA 91436. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower shall notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

  (b)
  Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

  (c)
  Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of organization or membership agreements, or (b) any material agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

  (d)
  Senior Loan Documents. Borrower is not in breach of any Senior Loan Document including any covenant or condition contained therein.

  (e)
  Authorization of Senior Lender. To the extent that authorization is required to enter into this Agreement, the Note, Security Agreements, or any Related Documents, Borrower has obtained the necessary authorization from any lender or other party to the Senior Loan Documents.

  (f)
  Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

  (g)
  Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered shall constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

  (h)
  Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender, and except for Permitted Liens and property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

  (i)
  Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

  (j)
  Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to Lender in writing.

  (k)
  Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

  (l)
  Lien Priority. Except for a security interest granted in connection with the Senior Indebtedness and Permitted Liens, which has priority over and is expressly made senior in right of payment to Borrower's repayment of the Loan and the Note, or unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Interests, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

  (m)
  Binding Effect. This Agreement, the Note, all Security Agreements, and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

Section 8.    AFFIRMATIVE COVENANTS.

        Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower shall:

  (a)
  Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

  (b)
  Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

  (c)
  Financial Statements. Furnish Lender with the following:

  (i)
  Monthly Statements. As soon as available after the end of each month, Borrower's balance sheet, income statement, and cash flow statement for the month ended.

  (ii)
  Tax Returns. As soon as available after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by Borrower.

  (iii)
  Additional Requirements. Borrower to provide Lender with a Compliance Certificate on a monthly basis.

  (iv)
  With respect to Borrower's covenant and periodic certifications of the Outstanding Debt Ratio, Borrower shall supply Lender with the following documents:

  1.
  Borrowers bank statements.

  2.
  Borrowers financial statements, which as of the date submitted to Lender shall be certified as accurate only with respect to cash, inventory and accounts receivable.

  3.
  Schedule of accounts receivable with aging.

  4.
  Schedule of inventory.

  5.
  Month end statement of indebtedness from any senior lender of Borrower.

  6.
  Borrowing base certificate provided to senior lenders in connection with any senior indebtedness.

    (v)
    With respect to Borrower's covenant and periodic certifications of the Accounts Receivable Ratio, Borrower shall supply Lender with the following documents:

    1.
    M & L Wholesale Foods, LLC's bank statements.

    2.
    M & L Wholesale Foods, LLC's financial statements, which as of the date submitted to Lender shall be certified as accurate only with respect to cash, inventory and accounts receivable.

    3.
    M & L Wholesale Foods, LLC's schedule of accounts receivable with aging.

    4.
    M & L Wholesale Foods, LLC's schedule of inventory.

    5.
    M & L Wholesale Foods, LLC's month end statement of indebtedness from any senior lender.

    6.
    M & L Wholesale Foods, LLC Borrowing Base Certificate provided to senior lenders in connection with any senior indebtedness.

Borrower certification shall include a summary for each of the financial covenants in Section 12(f) below as follows:

Certification date:
Certification for: (Deja Foods, Inc. or Deja Foods, Inc. and M & L Wholesale Foods, LLC combined, as the case may be).
Cash:
Eligible Accounts Receivable:
Inventory:

Total Eligible Assets:
Provide name of senior lender(s):
Outstanding loan balance as of month end:
Current balance of [NCAH] loan:

Total Qualified Indebtedness:
Ratio of Total Eligible Assets / Total Qualified Indebtedness:

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

    (vi)
    Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

    (vii)
    Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, shall deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages shall not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender shall not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans,

      Borrower shall provide Lender with such Lender's loss payable or other endorsements as Lender may require.

    (viii)
    Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower shall have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

    (ix)
    Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the Guarantor named below, on Lender's forms, and in the amount and under the conditions set forth in those guaranties.

Name of Guarantor	Amount
David Fox	$750,000
    (x)
    Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements, including but not limited to the Senior Loan Documents.

    (xi)
    Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations and the acquisition of the assets and the membership interests of M & L Wholesale Foods, LLC, unless specifically consented to the contrary by Lender in writing.

    (xii)
    Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

    (xiii)
    Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

    (xiv)
    Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

    (xv)
    Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

    (xvi)
    Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

    (xvii)
    Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

    (xviii)
    Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

    (xix)
    Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

Section 9.    FEES.

        On the date of the Advance, Borrower shall pay to Lender the fees as provided in the Fee Letter Agreement.

Section 10.    RECOVERY OF ADDITIONAL COSTS.

        If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or (c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as shall compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

Section 11.    LENDER'S EXPENDITURES.

        If any legal action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes shall then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses shall become a part of the Indebtedness and, at Lender's option, shall (a) be payable on demand; (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (c) be treated as a balloon payment which shall be due and payable at the Note's maturity.

Section 12.    NEGATIVE COVENANTS.

        Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

  (a)
  Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business, Senior Indebtedness and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), (3) sell with recourse any of Borrower's accounts, except to Lender, or (4) incur any additional amounts outstanding under the Senior Indebtedness, unless such increased amounts are used to pay any amounts outstanding under the Note.

  (b)
  Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell

    Collateral out of the ordinary course of business, or (3) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.

  (c)
  Loans, Acquisitions and Guaranties. Other than with respect to M&L Wholesale Food, LLC, (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business or in existing as of the date hereof.

  (d)
  Agreements. Borrower shall not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

  (e)
  Senior Loan Covenants. Materially breach any covenant contained in the Senior Loan Documents, including the acquisition of M & L Wholesale Food, LLC without the prior written consent or waiver thereof from the lender under the Senior Loan Documents.

  (f)
  Financial Covenants. During the term of this Agreement:

  (i)
  Outstanding Debt Ratio. Permit the Borrower's ratio of (i) the sum of cash, Eligible Accounts Receivables and inventory and (ii) the sum of the outstanding balance of the Note and any outstanding Senior Indebtedness, to be less than 2.0 to 1.0.

  (ii)
  Accounts Receivable Ratio. Permit the ratio of (i) the sum the Borrower's and M & L Wholesale Food, LLC's cash, Eligible Accounts Receivables and inventories and (ii) the sum of the outstanding balance of the Note, any outstanding Senior Indebtedness and any outstanding indebtedness of M & L Wholesale Food, LLC, to be less than 1.75 to 1.0.

Section 13.    CESSATION OF ADVANCE.

        Lender shall have no obligation to make the Advance or to disburse Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (d)any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

Section 14.    DEFAULT.

        Each of the following shall constitute an Event of Default under this Agreement:

  (a)
  Payment Default. Borrower fails to make any payment when due under the Loan.

  (b)
  Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

  (c)
  Default in Favor of Third Parties. A default is declared against Borrower under the Senior Loan Documents or any other loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents. .

  (d)
  False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

  (e)
  Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

  (f)
  Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason, other than due to the acts or omissions of Lender.

  (g)
  Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

  (h)
  Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

  (i)
  Adverse Change. A material adverse change occurs in Borrower's financial condition.

  (j)
  Right to Cure. If any default, other than a default on Indebtedness, is curable by Borrower after receiving written notice from Lender demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

Section 15.    EFFECT OF AN EVENT OF DEFAULT.

        If any Event of Default shall occur and not be cured within the time proscribed in Section 14, and except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately shall terminate, and, at Lender's option, all Indebtedness immediately shall become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently.

Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower shall not affect Lender's right to declare a default and to exercise its rights and remedies.

Section 16.    PERMITTED LIENS.

        Lender agrees that Permitted Liens include, in addition to Lender's lien and security interest, any security interest granted and currently existing under the Senior Loan Documents, any debentures, notes or other evidence of indebtedness issued in exchange for Senior Indebtedness, (or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor or co-obligor) so long as the aggregate principal amount of Senior Indebtedness at any one time outstanding does not exceed $1,000,000 and the other covenants contained in this Agreement are complied with.

Section 17.    MISCELLANEOUS PROVISIONS.

        The following miscellaneous provisions are a part of this Agreement:

  (a)
  Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

  (b)
  Acquisition of M&L Wholesale Food, LLC. Lender acknowledges that, as of the date hereof, Borrower has not acquired the assets and membership interests of M&L Wholesale Food, LLC, and that delivery of: (i) the items set forth in Section 8(c)(5) and (ii) the Pledge of such membership interests by the Borrower in favor of Lender is conditioned on the closing of such acquisition.

  (c)
  Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement, and which are separate and apart from the attorneys fees to be paid by Borrower as provided in the Fee Letter Agreement. Lender may hire or pay someone else to help enforce this Agreement, including all costs incurred in connection with ongoing monthly surveillance of UCC-1 filings recorded in connection with Borrower or any of Borrowers parent, subsidiary or successor entities, and Borrower shall pay the costs and expenses of such ongoing surveillance and enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

  Initials of Borrower

  (d)
  Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

  (e)
  Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests shall be considered as the absolute owners of such interests in the Loan and shall have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

  (f)
  USA PATRIOT ACT NOTICE. Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that shall allow such Lender to identify Borrower in accordance with the Patriot Act.

  (g)
  Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Arizona excluding its choice of law provisions. This Agreement has been accepted by Lender in the State of Arizona.

  (h)
  Choice of Venue and Consent to Jurisdiction. Any legal action or proceeding with respect to this Agreement shall be brought in the courts of Maricopa County, State of Arizona, and by execution and delivery of this Agreement, each party hereby accepts for itself and, to the extent permitted by law, in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non-conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdiction.

  (i)
  No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, shall constitute a waiver of any of Lender's rights or of any of Borrower's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

  (j)
  Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

  (k)
  Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

  (l)
  Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

  (m)
  Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

  (n)
  Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants shall survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

  (o)
  No Third Party Beneficiaries. This Agreement and the Related Documents are solely for the benefit of Borrower, and no other person shall have any rights, claims, remedies or privileges hereunder or under any Related Document against Lender for any reason whatsoever. There are no third party beneficiaries.

  (p)
  Time Is Of The Essence. Time is of the essence in the performance of this Agreement.

  (q)
  Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against the other party.

Initials of Borrower

Section 18.    DEFINITIONS.

        The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the

Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

  (a)
  Accounts Receivable Ratio. Shall have the meaning given in Section 12(f)(ii).

  (b)
  Advance. The word "Advance" means the Lender's disbursement of Loan funds in the amount of $750,000 made, or to be made, to Borrower or on Borrower's behalf on the Effective Date and upon the terms and conditions of this Agreement.

  (c)
  Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

  (d)
  Borrower. The word "Borrower" means Deja Foods, Inc. and includes all co-signers and co-makers signing the Note.

  (e)
  Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

  (f)
  Compliance Certificate. The words "Compliance Certificate" mean a certificate provided by Borrower to Lender on or before the 15th of each month, certifying that Borrower has at all times remained in compliance with the covenants provided in this Agreement, including notice of any default under the Senior Loan Documents, up to and including the end of the preceding month.

  (g)
  Effective Date. The word "Effective Date" means the date "Effective Date" on which the conditions specified in Section 6 are satisfied (or waived) in accordance with the terms and conditions of this Agreement.

  (h)
  Eligible Accounts Receivable. Accounts receivable aged 90 days or less.

  (i)
  Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

  (j)
  Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

  (k)
  Fee Letter Agreement. The words "Fee Letter Agreement" mean that Fee Letter Agreement dated of even date herewith by and between Borrower and Lender setting forth the payment of fees and expenses to be paid by Borrower to Lender in connection with the Loan.

  (l)
  GAAP. The word "GAAP" means generally accepted accounting principles.

  (m)
  Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

  (n)
  Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

  (o)
  Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

  (p)
  Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

  (q)
  Lender. The word "Lender" means Neptune Company Asset Holdings, LLC., its successors and assigns.

  (r)
  Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

  (s)
  Note. The word "Note" means the Note executed by Deja Foods, Inc. in the principal amount of $750,000 dated September 15, 2005 and attached hereto as Exhibit A, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

  (t)
  Outstanding Debt Ratio. Shall have the meaning given in Section (f)(i).

  (u)
  Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by Lender in writing which include the Permitted Liens granted in respect of the Senior Indebtedness; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

  (v)
  Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, financing statements, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

  (w)
  Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

  (x)
  Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

  (y)
  Senior Indebtedness. The principal of and unpaid accrued interest on all indebtedness or similar obligations (contingent or otherwise) of the Borrower to First Community Financial Corporation, or other financial institutions engaged in the business of lending money, which is for money borrowed by the Borrower, whether existing or hereinafter incurred (and whether or not secured),, and obligations of the Borrower and M&L Wholesale Food, LLC to Manufacturers & Traders Trust Company and The Ephrata National Bank.

  (z)
  Senior Loan Documents. The Accounts Receivable Security Agreement, Multiple Advance Promissory Note, security agreements and all other instruments agreements and documents, whether now or hereafter existing, executed in connection with the Senior Indebtedness.

        BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED SEPTEMBER 15, 2005.

BORROWER: Deja Foods, Inc.	LENDER: Neptune Company Asset Holdings, LLC By: Neptune Company Management Advisors, LLC Its: Manager
By:	By:
Name: David Fox		Brent Nerguizian
Its: President	Its:	Manager

AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT

        THIS AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT ("Amendment No. 1"), dated November 23, 2005, is made by and among Deja Foods, Inc. ("Borrower"), David Fox ("Guarantor") and Neptune Company Asset Holdings, LLC ("Lender") on the terms and conditions contained herein. All capitalized terms used herein but not otherwise defined shall have the same meaning as in the Business Loan Agreement.

        WHEREAS, the Borrower and the Lender have entered into a financing arrangement pursuant to which the Lender made an Advance to the Borrower as set forth in the Business Loan Agreement, dated September 15, 2005, by and between the Borrower and Lender (the "Business Loan Agreement").

        WHEREAS, the Borrower is now indebted to the Lender in the principal amount of Seven Hundred Fifty Thousand Dollars ($750,000), as evidenced by a promissory note dated September 15, 2005 ("Promissory Note"), and the Borrower may become indebted to Lender in further amounts in the future ("Neptune Debt").

        WHEREAS, simultaneously herewith, the Borrower and Celtic Capital Corporation, a California corporation ("Celtic") have entered into a Loan and Security Agreement (the "Celtic Loan Agreement") pursuant to which Celtic has agreed to advance to the Borrower the principal amount of One Million Dollars ($1,000,000) ("Celtic Debt").

        WHEREAS, as a condition precedent to entering into the Celtic Loan Agreement, Celtic has requested that the Lender execute and deliver a Debt Subordination Agreement of even date herewith ("Debt Subordination Agreement") pursuant to which the Neptune Debt shall be subordinate to the Celtic Debt, and a Lien Subordination Agreement of even date herewith ("Lien Subordination Agreement") pursuant to which the security interest acquired by Celtic in certain property of the Borrower as collateral securing the Celtic Debt shall be senior to any security interest in all or any part of the Borrower's collateral securing the Neptune Debt.

        WHEREAS, the Lender is willing to enter into the Debt Subordination Agreement and the Lien Subordination Agreement to the extent and subject to terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Senior Indebtedness.    Section 18(y) of the Business Loan Agreement is hereby amended and restated in its entirety as follows:

  "Senior Indebtedness. The principal of and unpaid accrued interest on all indebtedness or similar obligations (contingent or otherwise) of the Borrower to Celtic Capital Corporation, or other financial institutions engaged in the business of lending money, which is for money borrowed by the Borrower, whether existing or hereinafter incurred (and whether or not secured), and the obligations of the Borrower and M&L Wholesale Food, LLC to Manufacturers & Traders Trust Company and The Ephrata National Bank."

Section 2.    Conditions Precedent.    The obligation of the Lender to execute the Debt Subordination Agreement and the Lien Subordination Agreement shall be subject to the following conditions precedent:

  (a)
  The Lender shall have received financial statements as required pursuant to Section 8(c)(i) of the Business Loan Agreement.

  (b)
  The Lender shall have received a payment in the amount of Twenty Two Thousand Five Hundred Dollars ($22,500) representing the Borrower's first scheduled payment in accordance

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    with Section 2 of the Promissory Note pursuant to wire instructions provided by the Lender for payment made to the Lender or its designee.

  (c)
  The Lender shall have received payment in the amount of up to Forty Thousand Dollars ($40,000) representing a portion of the amount outstanding of legal fees incurred by the Lender in connection with the Business Loan Agreement and the Celtic Loan Agreement pursuant to wire instructions provided by the Lender for payment made to the Lender or its designee.

Section 3.    Conditions Subsequent.    The obligation of the Lender to execute the Debt Subordination Agreement and the Lien Subordination Agreement shall be subject to the fulfillment, on or before the date applicable thereto, of each of the following conditions subsequent (the failure by the Borrower to so perform or cause to be performed constituting an immediate Event of Default under the Business Loan Agreement):

  (a)
  The Borrower shall have completed the M & L Wholesale Foods, LLC acquisition within ten (10) days after the date hereof, but in no event later than January 15, 2006, and the Lender shall have received evidence reasonably satisfactory to the Lender in support of the Borrower's one hundred percent (100%) membership interest in M & L Wholesale Foods, LLC.

  (b)
  The Lender shall have received evidence reasonably satisfactory to the Lender in support of the Borrower having paid in full, including the principal of and unpaid accrued interest on, all indebtedness or similar obligations of the Borrower to First Community Financial Corporation.

Section 4.    Issuance of Additional Equity Securities.    The Borrower shall be restricted from issuing additional equity securities (other than (i) shares reserved as employee shares under an option pool, (ii) shares issued for consideration other than cash pursuant to a merger, consolidation, acquisition, or similar business combination approved by the Lender; and (iii) shares issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by the Lender) which reduce the Guarantor's interest in the Borrower below thirty-five percent (35%). In the event that the Guarantor acquires any of the additional equity securities issued by the Borrower, the Borrower's right, title and interest in such securities shall be pledged and assigned to the Lender as collateral for the Neptune Debt pursuant to the Pledge Agreement and Assignment dated as of September 15, 2005.

Section 5.    New Capital Contributions.    In the event that the Borrower receives new capital contributions, such amounts shall be used to pay in cash, immediately upon disbursement of the same to the Borrower, the principal of and accrued unpaid interest on the Neptune Debt as follows: (a) ten percent (10%) of any amounts received by the Borrower up to Three Hundred Fifty Thousand Dollars ($350,000), (b) fifty percent (50%) of any amounts in excess of Three Hundred Fifty Thousand Dollars (350,000) and up to Eight Hundred Fifty Thousand Dollars ($850,000) received by the Borrower, and (c) seventy-five percent (75%) of any amounts in excess of Eight Hundred Fifty Thousand Dollars ($850,000) received by the Borrower thereafter until the Lender shall have received full payment of the Neptune Debt.

Section 6.    Assignment of Celtic's Interest.    In the event that the Borrower defaults in payment of any obligation under the Celtic Loan Agreement in respect of principal or interest when due, whether at stated maturity, upon acceleration or otherwise, or in the event that the Borrower defaults in any other manner under the Celtic Loan Agreement and other related loan documents, the Lender shall have the option, but not the obligation, of curing such default on behalf of the Borrower by providing Celtic with full payment of the Celtic Debt in return for Celtic's assignment of one hundred percent (100%) of Celtic's rights and obligations under the Celtic Loan Agreement and other related loan documents.

2

The terms of such option and procedures for exercise thereof shall be those as set forth in the Debt Subordination Agreement. The Borrower agrees that in the event of a payment default with respect to either the Celtic Debt or the Neptune Debt, the Borrower then shall not request or accept any further advances under the Celtic Loan Agreement.

Section 7.    Representations, Warranties and Covenants.    In addition to the continuing representations, warranties and covenants heretofore or hereafter made by the Borrower pursuant to the Business Loan Agreement, the Borrower hereby represents, warrants and covenants as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Business Loan Agreement):

  (a)
  This Amendment No. 1 has been duly executed and delivered by all necessary action on the part of the Borrower, and is in full force and effect as of the date hereof and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

  (b)
  No action of, or filing with, or consent of any governmental authority, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment No. 1.

  (c)
  All of the representations and warranties set forth in the Business Loan Agreement are true and correct on and as of the date hereof, except for the existence of a default with respect to (i) the Borrower's default on the Senior Indebtedness payable to First Community Financial Corporation pursuant to Section 14(c) of the Business Loan Agreement, (ii) the Borrower's failure to deliver financial statements as required pursuant to Section 8(c)(i) of the Business Loan Agreement, and (iii) the Borrower's failure to pay outstanding legal fees incurred by the Lender pursuant to Section 17(c) of the Business Loan Agreement.

Section 8.    Miscellaneous.

  (a)
  Effect of this Amendment.    Except as modified pursuant hereto, no other changes or modifications to the Neptune Debt are intended or implied, and in all other respects the Business Loan Agreement is hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. The Business Loan Agreement and this Amendment No. 1 shall be read and construed as one agreement. In the event of any conflict between the terms of this Amendment No. 1 and the Business Loan Agreement, the terms of this Amendment No. 1 shall control.

  (b)
  Further Assurances.    The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment No. 1.

  (c)
  Governing Law.    The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of Arizona without regard to principals of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of Arizona.

  (d)
  Binding Effect.    This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

  (e)
  Headings.    The captions and headings of this Amendment No. 1 are for convenience of reference only and shall not affect the interpretation of this Amendment No. 1.

  (f)
  Enforcement.    In the event that either party retains counsel to enforce its rights hereunder, the prevailing party shall recover its attorneys' fees and expenses.

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  (g)
  Counterparts.    This Amendment No. 1 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 1.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DEJA FOODS, INC., as Borrower

By:	Name: David Fox Title: President

DAVID FOX, as Guarantor

By:	Name: David Fox

NEPTUNE COMPANY ASSET HOLDINGS, LLC, as Lender

By:	Name: Brent Nerguizian Title: Manager

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